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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported):  June 25, 1997
                                                           -------------



                                 POWERTEL, INC.
                                 --------------
                           (Exact name of registrant
                          as specified in its charter)




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
            Delaware                          0-23102                               58-1944750
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        (State or other                      (Commission                          (I.R.S. Employer
        jurisdiction of                      File Number)                         Identification No.)
        incorporation)

        1233 O.G. Skinner Dr., West Point, GA                                           31833
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       (Address of principal executive offices)                                      (Zip Code)
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      Registrant's telephone number, including area code:  (706) 645-2000
                                                           --------------
                                InterCel, Inc.
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS.

    On June 25, 1997, InterCel, Inc., a Delaware corporation (the "Company"), filed with the Delaware Secretary of State a Certificate of Amendment to the Company's Restated Certificate of Incorporation changing the Company's name from "InterCel, Inc." to "Powertel, Inc." The Certificate of Amendment to the Company's Restated Certificate of Incorporation was approved by the stockholders of the Company at its 1997 Annual Meeting of Stockholders held May 21, 1997. A copy of the Certificate of Amendment is attached hereto as Exhibit 10(b).

    On July 1, 1997, the Company issued a press release announcing the name change and the change of the Company's NASDAQ trading symbol to "PTEL." A copy of this press release is attached hereto as Exhibit 99(a).


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


  (C) EXHIBITS.

  10(a) Third Restated Certificate of Incorporation of InterCel, Inc. (Filed as Exhibit 10(yy) to the Company's Form 10-Q filed for the quarter ended September 30, 1996, and incorporated herein by reference)

  10(b) Certificate of Amendment to the Company's Restated Certificate of Incorporation filed with the State of Delaware on June 25, 1997

  99(a)    Press Release of the Company dated July 1, 1997


                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              POWERTEL, INC.
                                              (f/k/a InterCel, Inc.)



                                              By: /s/ Allen E. Smith
                                                 -------------------------------
                                                  Allen E. Smith
                                                  Chief Executive Officer

Dated: July 1, 1997



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                                 EXHIBIT INDEX

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
  10(a)    Third Restated Certificate of Incorporation of InterCel, Inc. (Filed as Exhibit
           10(yy) to the Company's Form 10-Q filed for the quarter ended September 30,
           1996, and incorporated herein by reference)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

  10(b)    Certificate of Amendment to the Company's Restated Certificate of Incorporation
           filed with the State of Delaware on June 25, 1997  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

  99(a)    Press Release of the Company dated July 1, 1997  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
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